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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported): May 31, 2006

                                VOYAGER ONE, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

        0-32737                                          88-049002272
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(Commission File Number)                       (IRS Employer Identification No.)

16 East Hinsdale Avenue, Hinsdale, IL   60521
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (630) 325-7130


Item 8.01  Other Events
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On May 31, 2006, Voyager One, Inc. cancelled the letter of intent with Gulf
Coast Petroleum, Inc. which was executed on May 7, 2006.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Dated: June 1, 2006                          VOYAGER ONE, INC.

                                             By: /s/ Sebastien C. DuFort
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                                                 President